Exhibit 99.1
Annual Shareholders’ Meeting May 30, 2024

ANNUAL MEETING OF SHAREHOLDERS I. Introduction – Robert A. Bull, Chairman II. Call to Order III. Welcome IV. Ascertain Presence of a Quorum – David R. Saracino, Secretary V. Proposal No. 1 – Election of Directors VI. Proposal No. 2 – Ratification of Independent Auditors VII. Management Presentations I. Robert A Bull, Chairman II. Diane Rosler III. Elaine A. Woodland VIII. Questions IX. Results of Voting X. Closing Comment/Adjournment

First Keystone Corporation Board of Directors

First Keystone Corporation Director Emeriti DR. JOSEPH B. JEROME F. FABIAN CONAHAN, JR ROBERT E. BULL JOHN G. GERLACH

Robert A Bull Chairman of the Board This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Diane C.A. Rosler Senior Vice President, Chief Financial Officer This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

$200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 2019 2020 2021 2022 2023 $621,598 $684,132 $736,839 $807,169 $873,677 $306,810 $312,537 $413,805 $419,164 $358,243 Loans Investments Average Loan and Investment Balances (amounts in thousands)

2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2019 2020 2021 2022 2023 4.78% 4.63% 4.49% 4.41% 4.90% 3.45% 3.05% 2.61% 3.02% 4.02% Loan Yields Investment Yields Loan and Investment Yields (tax equivalent)

$- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2019 2020 2021 2022 2023 $583,740 $658,889 $807,970 $794,742 $746,747 $157,379 $95,791 $89,918 $141,450 $230,991 Average Interest Bearing Deposits Average Borrowings Average Interest-Bearing Deposits and Borrowings (amounts in thousands)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2019 2020 2021 2022 2023 1.14% 0.75% 0.39% 0.66% 2.29% 2.28% 1.48% 2.23% 2.58% 4.66% Deposits Borrowings Liability Costs | Deposit and Borrowing Costs

1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2019 2020 2021 2022 2023 2.95% 3.25% 3.08% 2.96% 1.79% 3.23% 3.46% 3.22% 3.19% 2.38% Net Interest Spread Net Interest Margin Net Interest Spread and Net Interest Margin (tax equivalent)

$(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2019 2020 2021 2022 2023 $10,227 $11,837 $14,688 $14,024 $5,560 $1,114 $1,577 $2,321 $2,294 $684 $911 $(58) $323 $(846) $(118) Net Income After Taxes Tax Expense Net Securities Gain/Loss Net Income After Taxes, Tax Expense & Net Securities Gains/(Losses) (amounts in thousands)

FKC’s Franchise Value ➢ History of solid investor returns ➢ Dividend Yield of 7.00% at 12/31/2023 ➢ Historically strong capital position ➢ Investor-focused dividend policy ➢ Consistent financial performance ➢ Efficiency Ratio of 82.00% at 12/31/2023 ➢ Community focused banking strategies ➢ Economic diversity – servicing four distinct markets ➢ Strong experienced management team and over 200 dedicated employees ➢ Our shareholders

Elaine A. Woodland This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. President and CEO

2023: A Year of Challenges, Commitment to Community, and Corporate Culture Truly a challenging year for the Banking industry as a whole as well as for your Bank, First Keystone Community Bank Two major challenges: ➢ Bank failures – Silicon Valley Bank (CA), followed by Signature Bank (NY), First Republic Bank (CA), then Republic First Bank d/b/a Republic Bank (PA) in April 2024 ➢ Short-Term interest rates ➢ After 2 consecutive years of stagnant rates during COVID, the Federal Reserve raised rates seven times in 2022 for an aggregate increase of 4.25% ➢ While the pace of rate increases tapered in 2023, rates increase an additional four times for an aggregate increase of 1.00% ➢ Total rates up adjustments of 5.25% in 17 months marked an “unprecedented faster for longer adjustment” in more than 40 years

What sets us apart? ➢ First Keystone Community Bank is an FDIC Insured community bank ➢ According to the FDIC – “Since 1933, no depositor has ever lost a penny of their FDIC-insured funds” ➢ Relationship-based business model committed to building long-term trust with our customers ➢ Well positioned to serve our customers and communities – for nearly 160 years ➢ Diversified loan and deposit portfolios ➢ Local decision making ➢ Our risk management processes result in a “well capitalized” position comparing favorable to our peers

What sets us apart? ➢ Our strategic plan prioritizes safety and soundness, profitability and growth – in that order ➢ Adhere to established banking practices “Yesterday’s Traditions…..” ➢ Our loan portfolio consists of consumers, and small businesses in diverse industries, in our market area: Columbia, Luzerne, Monroe, Northampton, Montour, Union and Snyder counties ➢ We live and work in your community ➢ You have access to our experienced team

2023: A Year of Challenges, Commitment to Community and Corporate Culture ➢Federal Reserve increased interest rates 11 times for a total of 5.25% in 17 months ➢ Increased interest expense: Deposits and Borrowing expense ➢ Deposits decreased as stimulus money was being utilized by customers resulting in increased borrowing expense ➢ Cost of deposits increased to remain competitive in market ➢Increased interest rates affected the residential mortgage portfolio – fewer loans originated and sold

2023: A Year of Challenges, Commitment to Community, and Corporate Culture ➢Executed specific strategies affecting the balance sheet, designed to enhance net income over time ➢Commercial loans repricing to increased rates and yields, and new loans continue to be booked at market rates ➢We continue our focus on increasing revenue from core operating functions, improving efficiency, and reducing operating expenses. ➢ Overall level of non-interest expense remains low (2% of average assets) placing us among the leaders in our peer financial institution group ➢ We did this in tandem with providing quality banking services to the communities we serve. ➢Remain committed to connecting with our communities, each other, and building a culture that benefits our employees, customers, and shareholders

2023: A Year of Challenges, Commitment to Community, and Corporate Culture ➢ FKCB dealt with challenges by continuing to do what true community banks do best – we take care of our customers and our communities ➢ Expanded our Fraud Department and provide education to our employees and customers by launching Fraud Newsletters ➢ Potential Fraud losses in 2023 amounted to $1,239,032. Actual Fraud Losses were $76,968 ➢ Customer Fraud Newsletter ➢ “Anti-fraud” ink pens ➢ Provide enhanced online banking tools on our website: Digital Banking (online banking), Mobile Banking, Bill Pay, Debit Card Management tools, Set alerts, Budget tools, Credit Score monitoring, Mobile Deposit, Online Statements ➢ Visit our website for more information including video demos, a PDF Guide, and FAQs ➢ Transitioned our loan Processing Office in Bethlehem to a full-service branch office located at 1503 Linden Street Bethlehem March 2023

1503 Linden Street, Bethlehem PA

2023: A Year of Challenges, Commitment to Community, and Corporate Culture ➢ We launched two new checking account products: ➢ Keystone First checking account ➢ Geared toward youth ages 13-17 ➢ Provides a transactional account and their first VISA debit card ➢ Designed to teach financial responsibility and account management ➢ Keystone Bank On checking account ➢ Innovative product designed to introduce safe, reliable banking to people in our communities who do not currently utilize a bank and/or banking services ➢ We developed and launched a new residential mortgage product: ➢ Turn Key Loan Program ➢ Flexible loan program offering a low down-payment option making home ownership a viable possibility for many consumers

Commitment to Community ➢ FKCB provided Sponsorships and Donations to various schools and non-profit agencies throughout our communities. ➢ Examples include various fundraising walks and events, arts and food festivals, YMCAs, little leagues and school sports teams, holiday events, economic groups, and United Way. We also supported education through EITC donations. ➢ Total support in 2023: $235,000 to more than 200 non-profits

Commitment to Community First Keystone Community Bank is YOUR community bank ➢ We are passionate about giving generously to the communities we serve, in both corporate and individual employee donations. ➢ Throughout the year, our employees donated $9,896 of their own funds during Denim Days, supporting various non-profit agencies throughout our markets. ➢ In addition to monetary donations, our employees donated more than 1,800 hours in volunteer work ➢ Our employees continue to think not only of the Bank, themselves and their families, but others in our communities. We are so proud of our employees!

Experienced Employees ➢Executive Management Team, picture below, has 142 combined years of service in the banking industry. ➢Experience ranges from frontline teller and customer service to commercial lending, accounting and finance, information technology, deposit operations, credit analysis and underwriting, and risk mitigation.

Name/Title	Overall Banking Experience	Number of years with First Keystone Community Bank	Prior Positions held at First Keystone Community Bank	Prior Experience
Elaine A. Woodland **President and CEO**	43 years	31 years	Teller, CSR, Acctg. Clerk, Commercial Loan Officer, Director of Lending, Chief Operating Officer	Credit Analyst, Credit Department Manager, Commercial Lender
Diane C.A. Rosler **Sr. VP, CFO, Cashier**	33 years	33 years	Purchasing Agent, Acctg. Manager, Primary Financial Officer	Has worked her entire career at First Keystone Community Bank
Mark J. McDonald **Sr. VP, Chief Credit Officer**	38 years	18 ½ years	Commercial Services Officer, Credit Admin. Manager	Branch Manager, Mortgage Loan Officer, Mortgage Loan Underwriter, Mortgage Loan Dept. Mgr., Credit Analyst, Relationship Mgmt. Development Trainee, Underwriting Analyst, Commercial Lender, Loan Workout Officer
Jonathan Littlewood **Sr. VP, Chief Lending Officer**	21 years	16 years	Business Deposit Specialist, Commercial Loan Officer	Worked for M&T for 5 years as a CSR
Chris Zlobik **Sr. VP, Chief Banking Officer**	13 years	13 years	Deposit Operations Officer, Computer Applications Analyst, Asst IT Manager	Served in the Navy 1992-1994, worked in other industries and started his banking career in Nov 2010
June George **Sr. VP, Branch Administrator**	38 years	27 years	Consumer Loan Underwriter, Regional Manager (PCB)	Pocono Community Bank Branch Manager, Mellon Bank CSR, Asst Branch Manager
Kevin Krieger **Sr.VP, Compliance Officer and CRA Officer (retired 2024)**	45 years Full Time plus 2 years Part Time	16 years	BSA Officer	Compliance Consultant, Training Manager, Teller, Teller Supervisor, Bookkeeping Clerk, Proof Clerk, Control Department Clerk, Fed Funds Desk Manager, Branch Manager/Loan Officer, Microfilm Clerk (PT)
Rebecca A. Hooper **Sr.VP, Sr. Trust Officer**	21 years	21 years	Trust Clerk, Trust Admin., Asst. Trust Officer, Trust Officer	Has worked her entire career at First Keystone Community Bank
Total:	**252 years**	**175.5 years**

Depth of Bench We are proud to have 14 employees with us for 30 years or more! 40+ years: Donna Keefer, Sherri Sitler, Brenda Grasley, Susan Slusser 30+ years: Bonnie Nevel, Tina Roth, Diane Rosler, Fran Seward, Lee Hess, Jodi Alley Cheryl Wynings, Kim Shiner, Sandy Cole, Pam Wolford AND, and additional 16 employees for 20 - 29 years!

Education and Recognition ➢ We believe in employee development and support their education via in-house and externally-provided webinars on many pertinent subjects such as cyber-security, compliance and regulatory topics and professional development. ➢ We support and encourage attendance at a wide variety of seminars and schools PA Bankers Advanced School of Banking Stacia Arnaud, Vice President, Commercial Services Officer III PA Bankers School of Banking Dylan Woodard, Systems Engineer/Asst IT Manager Graduated with Honors (1 of only 5 Honor Students)

Education and Recognition Columbia Montour Chamber of Commerce Leadership Central Penn ➢Brent Eckart, Computer Operations Supervisor ➢Melanie Fisher, AVP Credit Analyst II ➢Stacy Gordner, AVP Accounting Manager

Looking to the Future ➢ First Keystone Corporation and First Keystone Community Bank are at an inflection point in our history. ➢ After successfully navigating the prior financial crisis (2008-2010) and the Covid-19 pandemic, FKCB and many other community banks face the challenge of an uncertain future with changing demographics in its market areas, an evolving financial institutions landscape, economic unpredictability, and geopolitical volatility. ➢ The Board and Management believe that the Bank’s strengths of a sound financial position, a strong and dedicated management team, and quality customers and shareholders have permitted it to meet prior challenges and will provide the foundation upon which to evolve its business model that is paramount to retaining its competitive advantage as an independent community financial services company.

Looking to the Future ➢ Our goal is to evolve without losing the values that have made the Bank successful. ➢ Profitability and growth are primary and competing goals. Driving efficiencies throughout the Bank, though important, will be weighed against the ongoing strong needs to invest and enhance risk management and make investments in management to have the “right people” in the “right seats” on “the bus,” to drive long-term sustainable profitability. ➢ We believe that simultaneous tracts of growth, product and service enhancement, optimization and growth of branch network, staff recruitment, training and compensation are keys to future performance.

Keys to our Success are expressed in our Mission Statement First Keystone Corporation and First Keystone Community Bank will be the independent financial services provider of choice to its customers and communities that it serves by providing quality, cost effective, customer focused financial services and products through our dedicated bankers and technology. By doing so, we will enhance our value to our shareholders through sustainable profits and dividends. First Keystone Corporation and First Keystone Community Bank recognize and value the contribution of our employees. To them, we pledge to provide opportunity for a high level of job satisfaction and an equitable exchange for their services.

Commitment to You ➢ This year is an exciting year for your Bank as we look forward to celebrating our 160- year anniversary on September 21, 2024. From our humble beginnings in a 400 square foot building located in downtown Berwick, you have helped us prosper and grow, providing banking services to consumers and businesses through 19-full-service branches located in 5 counties and supporting an additional 11 contiguous counties. ➢ For nearly 160 years, we have been committed to listening to our customers’ needs That commitment remains true today, and will remain into the future ➢ We remain well-capitalized and compare favorably to all regulatory ratios. ➢ Our role as bankers is more important now than ever as we continue striving to provide financial access, support and guidance

Commitment to You The Board of Directors, management and the entire staff are firmly focused on increasing value for our customers, our communities and our shareholders. Thank you for your confidence and continued support of First Keystone Corporation.

Thank you for attending our May 30, 2024 Annual Shareholders’ Meeting!